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                                                                    EXHIBIT 23.3


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 28, 1999, in the Registration Statement on Form S-1 and related Prospectus of Digital Insight Corporation filed on our about July 10, 2000.


                                        /s/ Ernst & Young LLP

Atlanta, Georgia
July 7, 2000